UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2014 (October 29, 2014)

VENOCO, INC.

DENVER PARENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	Venoco, Inc. 001-33152 Denver Parent Corporation 333-191602	Venoco, Inc. 77-0323555 Denver Parent Corporation 44-0821005
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

370 17th Street, Suite 3900 Denver, Colorado	80202-1370
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 29, 2014, Venoco, Inc. (the “Company”) completed the sale of its West Montalvo properties to an unrelated third party pursuant to a purchase and sale agreement executed on August 18, 2014.  The total purchase price for the properties was $200.2 million in cash, subject to certain closing adjustments.  The Company applied 100% of the net proceeds to reduce the principal balance outstanding on its revolving credit facility.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information

The Venoco, Inc. and Denver Parent Corporation unaudited pro forma condensed consolidated balance sheets as of June 30, 2014 and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013, which give effect to the transaction described herein beginning on page F-1 of this report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2014

DENVER PARENT CORPORATION
VENOCO, INC.

By:	/s/ Mark DePuy
Name:	Mark DePuy
Title:	Chief Executive Officer, Venoco, Inc.
President and Chief Operating Officer, Denver Parent Corporation

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VENOCO, INC. AND DENVER PARENT CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2014

(In thousands)

	Venoco				DPC
	Historical	Pro Forma Adjustments		Pro Forma As Adjusted	Historical	Pro Forma As Adjusted
ASSETS:
Cash and cash equivalents	65			65	4,541	4,541
Other current assets	29,166	(4,348	)(i)	24,818	29,093	24,745
Total current assets	29,231	(4,348)		24,883	33,634	29,286
Property, plant and equipment, at cost:
Oil and gas properties, full cost method of accounting
Proved	2,049,899	(204,006	)(c),(i),(j),(k)	1,845,893	2,049,899	1,845,893
Unproved	8,487	—		8,487	8,487	8,487
Accumulated depletion	(1,380,628)	—		(1,380,628)	(1,380,628)	(1,380,628)
Net oil and gas properties	677,758	(204,006)		473,752	677,758	473,752
Other property and equipment, net of accumulated depreciation and amortization	15,234	—		15,234	15,234	15,234
Net property, plant and equipment	692,992	(204,006)		488,986	692,992	488,986
Other assets	14,533	(2,706	)(f)	11,827	19,498	16,792
Total assets	736,756	(211,060)		525,696	746,124	535,064
LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current portion of long-term debt	730,000	(200,200	)(e)	529,800	988,295	788,095
Other current liabilities	76,536	(862	)(k)	75,674	79,546	78,684
Total current liabilities	806,536	(201,062)		605,474	1,067,841	866,779
Commodity derivatives	14,975	—	(g)	14,975	14,975	14,975
Asset retirement obligations	37,733	(7,292	)(c)	30,441	37,733	30,441
Share-based compensation	17,018	—		17,018	17,018	17,018
Total liabilities	876,262	(208,354)		667,908	1,137,567	929,213
Stockholders’ equity	(139,506)	(2,706	)(f)	(142,212)	(391,443)	(394,149)
Total liabilities and stockholders’ equity	736,756	(211,060)		525,696	746,124	535,064

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

VENOCO, INC. AND DENVER PARENT CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014

(In thousands)

	Venoco				DPC
	Historical	Pro Forma Adjustments		Pro Forma As Adjusted	Historical	Pro Forma As Adjusted
REVENUES:
Oil and natural gas sales	129,101	(24,275	)(a)	104,826	129,101	104,826
Other	935	—		935	935	935
Total revenues	130,036	(24,275)		105,761	130,036	105,761
EXPENSES:
Lease operating expense	37,653	(5,446	)(a)	32,207	37,653	32,207
Property and production taxes	4,006	(953	)(a)	3,053	4,006	3,053
Transportation expense	106	(20	)(a)	86	106	86
Depletion, depreciation and amortization	22,970	(8,177	)(b)	14,793	22,970	14,793
Impairment of oil and natural gas properties	817	—		817	817	817
Accretion of asset retirement obligations	1,223	(225	)(c)	998	1,223	998
General and administrative, net of amounts capitalized	17,652	(92	)(d)	17,560	17,991	17,899
Total expenses	84,427	(14,913)		69,514	84,766	69,853
Income (loss) from operations	45,609	(9,362)		36,247	45,270	35,908
FINANCING COSTS AND OTHER:
Interest expense, net	26,291	(3,600	)(e)	22,691	42,889	39,289
Amortization of deferred loan costs	1,696	(730	)(f)	966	2,187	1,457
Commodity derivative losses (gains), net	16,815	—	(g)	16,815	16,815	16,815
Total financing costs and other	44,802	(4,330)		40,472	61,891	57,561
Income (loss) before income taxes	807	(5,032)		(4,225)	(16,621)	(21,653)
Income tax provision (benefit)	—	—	(h)	—	—	—
Net income (loss)	807	(5,032)		(4,225)	(16,621)	(21,653)

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

VENOCO, INC. AND DENVER PARENT CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	Venoco				DPC
	Historical	Pro Forma Adjustments		Pro Forma As Adjusted	Historical	Pro Forma As Adjusted
REVENUES:
Oil and natural gas sales	313,373	(55,462	)(a)	257,911	313,373	257,911
Other	4,129	(7	)(a)	4,122	4,129	4,122
Total revenues	317,502	(55,469)		262,033	317,502	262,033
EXPENSES:
Lease operating expense	77,786	(11,268	)(a)	66,518	77,786	66,518
Property and production taxes	3,521	(921	)(a)	2,600	3,521	2,600
Transportation expense	181	(38	)(a)	143	181	143
Depletion, depreciation and amortization	48,840	(16,596	)(b)	32,244	48,840	32,244
Accretion of asset retirement obligations	2,477	(432	)(c)	2,045	2,477	2,045
General and administrative, net of amounts capitalized	50,403	(235	)(d)	50,168	50,664	50,429
Total expenses	183,208	(29,490)		153,718	183,469	153,979
Income (loss) from operations	134,294	(25,979)		108,315	134,033	108,054
FINANCING COSTS AND OTHER:
Interest expense, net	65,114	(5,954	)(e)	59,160	86,640	80,686
Amortization of deferred loan costs	3,705	(1,329	)(f)	2,376	4,754	3,425
Loss on extinguishment of debt	38,549	—		38,549	58,472	58,472
Commodity derivative losses (gains), net	12,607	—	(g)	12,607	12,607	12,607
Total financing costs and other	119,975	(7,283)		112,692	162,473	155,190
Income (loss) before income taxes	14,319	(18,696)		(4,377)	(28,440)	(47,136)
Income tax provision (benefit)	—	—	(h)	—	—	—
Net income (loss)	14,319	(18,696)		(4,377)	(28,440)	(47,136)

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Venoco, Inc. and Denver Parent Corporation

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.                                      Basis of Presentation

The unaudited pro forma condensed consolidated financial statements are presented to give effect to the sale on October 29, 2014 by Venoco, Inc. (“Venoco”), a wholly-owned subsidiary of Denver Parent Corporation (“DPC”), of Venoco’s West Montalvo oil and gas properties (“Asset Sale”) to an unrelated third party.  The total purchase price for the properties was $200.2 million in cash, subject to certain closing adjustments.

The pro forma condensed consolidated balance sheets as of June 30, 2014, and the pro forma condensed consolidated statements of operations for the six months ended June 30, 2014 were derived from and should be read in conjunction with the Quarterly Report on Form 10-Q of Venoco and DPC for the quarter ended June 30, 2014, filed on August 19, 2014.  The pro forma condensed consolidated statements of operations for the year ended December 31, 2013 was derived from and should be read in conjunction with the audited financial statements included in the Annual Report on Form 10-K of Venoco and DPC for the year ended December 31, 2013, filed on April 10, 2014.

•                  The unaudited pro forma condensed consolidated balance sheet reflects results as though the Asset Sale closed on June 30, 2014.

•                  The unaudited pro forma condensed consolidated statements of operations reflect results as though the Asset Sale closed on January 1, 2013.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.

2.                                      Pro Forma Adjustments and Assumptions

The unaudited pro forma financial statements have been prepared by adjusting the historical financial statements of Venoco and DPC (collectively, the “Company”) as discussed below.  The same adjustments were made to each company’s financial statements.

Pro forma adjustments related to the Asset Sale:

(a)                                 Represents the pro forma effect on oil and gas revenues, other revenues and related lease operating expenses, production and property taxes and transportation expenses directly attributable to the properties sold.

(b)                                 Represents the pro forma effect on depletion expense, which is calculated on the units-of-production method.

(c)                                  Represents the pro forma effect of the removal of the properties sold on the asset retirement obligation, the full cost pool and related accretion expense.

(d)                                 Represents the pro forma effect on general and administrative expenses, net of amounts capitalized, directly related to properties sold.

(e)                                  Represents the pro forma effect of the estimated repayment of $200.2 million of principal under the revolving credit agreement and the related pro forma effects on interest expense from that reduction in the principal amount outstanding under the revolving credit agreement.

(f)                                   Represents the pro forma effect on deferred loan costs attributable to the reduction of debt resulting from application of the proceeds from the Asset Sale and the related pro forma effects on amortization of deferred loan costs.

(g)                                  The Company does not designate commodity derivative contracts as hedges. Therefore, no adjustments were made to derivative gains or losses for the periods presented.

(h)                                 The Company has provided a full valuation allowance against its net deferred tax assets at December 31, 2013 and June 30, 2014. Therefore, there are no net tax effects to the Company’s income tax provision for the periods presented.

(i)                                     Represents the pro forma effect on accounts receivable and equipment inventories related to properties sold.

(j)                                    Represents the allocation of the net proceeds to the full cost pool, with no gain or loss recognized on the transaction.

(k)                                 Represents the pro forma effect on accounts payable and accrued liabilities related to properties sold.